Exhibit 10.2

AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT

THIS AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT (this “Amendment”) is made and entered into as of April 10, 2023, by and between Worldwide Webb Acquisition Corp. (the “Company”), and Worldwide Webb Acquisition Sponsor, LLC (the “Provider”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Administrative Services Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Provider are parties to that certain Administrative Services Agreement, dated as of October 19, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Administrative Services Agreement”), pursuant to which, among other things, the Provider agreed to make available to the Company, at 770 E Technology Way F13-16, Orem, UT 84097 (or any successor location or other existing office locations of the Provider or any of its affiliates), certain office space, utilities, secretarial, administrative and support services as may be reasonably requested by the Company, and, in exchange, therefor, the Company agreed to pay the Provider in fixed monthly payments on the Listing Date and continuing monthly thereafter until the Termination Date;

WHEREAS, the parties hereto desire to amend the Original Agreement as provided herein; and

WHEREAS, pursuant to the Original Agreement, the Original Agreement can be amended by a written instrument executed by all parties.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

Amendments to the Administrative Services Agreement. The parties hereby agree to the following amendments to the Administrative Services Agreement:

(a)	The Original Agreement is amended by deleting the final sentence of the first paragraph in its entirety and replacing it with the following:

“In exchange therefor, the Company shall pay the Provider the sum of $10,000 per month on the Listing Date and continuing monthly thereafter until the Termination Date, up to a maximum of $160,000.”

4. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the date first set forth above.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Administrative Services Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Administrative Services Agreement, as amended by this Amendment (or as the Administrative Services Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Administrative Services Agreement as of the date first above written.

COMPANY:

WORLDWIDE WEBB ACQUISITION CORP. A Cayman Islands exempted company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Chief Executive Officer, Chief Financial Officer and Director

PROVIDER:

WORLDWIDE WEBB ACQUISITION SPONSOR, LLC A Cayman Islands limited liability company

By:	/s/ Daniel S. Webb
Name:	Daniel S. Webb
Title:	Chief Executive Officer and Chief Financial Officer

Signature Page to Amendment to Administrative Services Agreement